Discontinued Operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations
3.	DISCONTINUED OPERATIONS
(a)	Inova Resources Limited

In August 2013, the Company’s Board of Directors committed to a plan to sell its investment in Inova Resources Limited (“Inova”) in conjunction with a proposed bid by the Shanxi Donghui Coal Coking & Chemicals Group Co., Ltd. (“Shanxi”) to acquire the majority of shares of Inova for Aud$0.22 cash per share (the “Takeover Offer”). In November 2013, Turquoise Hill completed the sale of all of its shares of Inova to Shanxi for $83.2 million (Aud$90.1 million) in cash.

The assets and liabilities of Inova are classified as held for sale in the consolidated balance sheet and the operations and cash flows of Inova are presented, for all periods, as discontinued operations in the consolidated statements of operations and the consolidated statements of cash flows, respectively.

The carrying amounts of assets and liabilities included in the disposal group are as follows:

	December 31,
	2013	2012
Cash and cash equivalents	$-	$47,622
Accounts receivable	-	4,674
Due from related parties	-	139
Inventories	-	32,099
Prepaid expenses	-	2,303

Current assets held for sale	$-	$86,837

Long-term investments	$-	$2,280
Property, plant and equipment	-	169,401
Other assets	-	26,032

Non-current assets held for sale	$-	$197,713

Accounts payable and accrued liabilities	$-	$25,231

Current liabilities held for sale	$-	$25,231

Asset retirement obligations	$-	$30,214

Non-current liabilities held for sale	$-	$30,214

Revenue and pretax loss reported in discontinued operations for all periods presented are as follows:

	Year Ended December 31,
	2013	2012
Revenue	$130,871	$80,655

Gain on sale of discontinued operations	$5,340	$-
Loss before income taxes	(85,943)	(113,098)

	$(80,603)	$(113,098)

(b)	Savage River

During 2012, Turquoise Hill received the fifth and final annual contingent payment of $13.0 million on the sale of the Savage River project.